UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2009

Investors Capital Holdings, Ltd. (Exact name of registrant as specified in its charter)

Massachusetts	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Appointment of Officer

Kathleen L. Donnelly was promoted to Chief Financial Officer of the registrant effective January 1, 2009 and, in this role, will serve as registrant’s principal financial officer. Prior to this appointment, Ms. Donnelly, age 37, had been employed by registrant’s principal operating subsidiary, Investors Capital Corporation, as Corporate Accountant where, among other tasks, she managed registrant’s Sarbanes-Oxley compliance readiness program and provided internal budgeting and financial analysis services. January through April 2007, Ms. Donnelly was employed as an auditor at Nardella & Taylor, LLC, a public accounting firm. From 1997 through 2006, she was a practicing Certified Public Accountant as an Audit Manager with UHY, LLP (formerly Brown & Brown, LLP), the registrant’s independent public accountants.

Continuing as an employee at will, Ms. Donnelly’s compensation includes a $130,000 salary as well as benefits generally made available to full-time employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

By /s/ Timothy B. Murphy Timothy B. Murphy, President & CEO

Date: January 7, 2009